EXHIBIT 99.2
                                                                    ------------
750 Route 34, Matawan, NJ  07747

       DEEP FIELD TECHNOLOGIES TO MERGE WITH CHINESE AUTO SERVICE COMPANY

           SINO-US AUTOMART IS LARGEST AUTO REPAIR COMPANY IN BEIJING

MATAWAN, NJ, JANUARY 31, 2007 - Deep Field Technologies, Inc. (OTC Bulletin
Board: DPFD) announced today that it has executed a final and definitive Amended and Restated Securities Exchange Agreement to acquire Beijing Sino-US Jinche Yingang Auto Technological Services Ltd. ("AutoMart"), the premier automobile after service company in Beijing, China. AutoMart is a China based joint venture recently formed between Beijing Silver Harbor Car Service Center and Mayflower Auto Group, LLC. For accounting purposes, the transaction will be classified as a reverse merger with AutoMart considered the acquirer.

         The transaction will close within the next 45 days following the satisfaction of certain legal requirements, including the mailing of a notice to shareholders of Deep Field. The merged company will continue to trade on the OTC Bulletin Board.

         AutoMart is the first auto service joint venture created since China entered the World Trade Organization. AutoMart focuses on automobile after-sales services, including maintenance and repairs, insurance, parts sales, interior furnishings, care products, tires, and windshields.

         Mr. Pang Guisan, Chairman and President of Automart, stated, "Automotive repair and maintenance within Beijing is currently a highly fragmented business, comprised of a large number of smaller local businesses. AutoMart, through its chain of automotive repair and maintenance facilities, operates the largest such chain in Beijing, employing a staff of nearly 450 employees."

         Previously, Mr. Pang served as a top government leader, overseeing a great number of state-owned companies. Mr. Pang was part of one of the first groups of government officials who left government for the private sector in 1980. Since then, Mr. Pang has successively served as a high ranking official at major corporations and served as the Deputy Chairman of the China Vehicle Association, and the Deputy Chairman of the Vehicle Service Association of China.

         Jerry Mahoney, Chairman of Deep Field Technologies, further explained, "We are pleased to have finally reached this point. We hope the company will become the dominant auto care company in all of China."

         Mark Meller, CEO of Deep Field, stated, "It took a long time to get to this point, but doing due diligence on a company half a world away can sometimes be difficult and painstaking. But due diligence is now finalized, and we now know we have as a partner one of the finest companies in China, and a management team that is committed to our success. We now have certified audited statements and we now know there is a great opportunity for our company in China. Everyone involved should be excited about this."


About Deep Field Technologies
-----------------------------
Following the completion of the contemplated share exchange, Deep Field's principal business will be conducted by its operating subsidiary, AutoMart. AutoMart (Beijing Sino-US Jinche Yingang Auto Technological Services Limited) is a full service automotive repair and maintenance company operating throughout Beijing, China. For more information, contact

Deep Field Technologies:
Jerry Mahoney                              Mark Meller
Non-executive Chairman of the Board        President and Chief Executive Officer
(732) 441-7700                             (732) 441-7700
jerrym@deepfieldtechnology.com             markm@deepfieldtechnology.com


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